UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2007

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

4909 SE International Way, Portland, Oregon	97222-4679
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Blount International, Inc. (the “Company”) is furnishing herewith its press release dated February 28, 2007 announcing its financial results for the quarter and year ended December 31, 2006.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company does not intend for this Item 2.02, including Exhibit 99.1, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.1	Press release dated February 28, 2007 issued by Blount International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Calvin E. Jenness
Calvin E. Jenness
Senior Vice President and
Chief Financial Officer

Dated: February 28, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated February 28, 2007 issued by Blount International, Inc.